SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2009
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (the “Company”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation (“GFNA”), GFN Mobile Storage Inc., a Delaware corporation (“GFNMS”), Pac-Van, Inc., an Indiana corporation (“Pac-Van”), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

TABLE OF CONTENTS

		Page
Item 2.02	Results of Operations and Financial Condition	1

Item 3.02	Unregistered Sales of Equity Securities	1

Item 8.01	Other Events	2

Item 9.01	Financial Statements and Exhibits	2
EXHIBIT 10.1 EXHIBIT 10.2 EXHIBIT 99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2009, the Company issued a press release announcing its financial results for the quarter ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release includes the financial measures “EBITDA” and “Adjusted EBITDA.” Each of these measurements may be deemed a “non-GAAP financial measure” under rules of the Securities and Exchange Commission, including Regulation G. The non-GAAP financial information may be determined or calculated differently by other companies. EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA plus share-based compensation expense.

The method of reconciliation of these measures to the most directly comparable GAAP financial measure of operating income can be found below:

	The Company			The Company
	Consolidated	Pac-Van	Combined	Consolidated
	QE2 FY 2008 (a)	QE2 FY 2008 (b)	QE2 FY 2008 (b)	QE2 FY 2009 (a)
	(Unaudited and in thousands)
Operating income	$3,256	$4,728	$7,984	$5,275
Add — depreciation and amortization	2,245	1,331	3,576	3,896
EBITDA	5,501	6,059	11,560	9,171
Add —Share-based compensation expense	42	--	42	266
Adjusted EBITDA	$5,543	$6,059	$11,602	$9,437

(a)  Actual consolidated results of the Company, as included in the Form 10-Q for the quarterly period ended December 31, 2008.

(b)  Actual results of Pac-Van prior to October 1, 2008.  The combined results are, therefore, not in accordance with GAAP, do not reflect any pro forma adjustments for the purchase method of accounting and are shown and combined for comparison purposes only.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The Company is conducting a private placement of Series A 12.5% Cumulative Preferred Stock, par value $0.0001 per share and liquidation preference of $50 per share (“Series A Preferred Stock”), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder pursuant to which it seeks to raise an aggregate amount of $15,000,000 (the “Offering”).

On February 13, 2009, the Company completed the first closing of the Offering pursuant to stock purchase agreements dated February 13, 2009.  The form of Series A Preferred Stock Purchase Agreement is filed as Exhibit 10.1 and incorporated by reference herein.  Total proceeds from the first closing (the “First Closing”) were approximately $1.3 million and the investors (the “Investors”) purchased an aggregate of approximately 23,000 shares of Series A Preferred Stock.  Pursuant to the Certificate of Designation for the Series A Preferred Stock, each share of Series A Preferred Stock will pay cumulative cash distributions at a rate of 12.5% per annum, subject to declaration by the board of directors of the Company.  The Series A Preferred Stock is not convertible into common stock.

The Company intends to use the proceeds from the Offering to acquire portable storage companies in the United States through its subsidiary GFN Mobile Storage Inc., to acquire portable storage companies in new markets outside of the United States and Australia and for general corporate purposes of the Company. We may also use the net proceeds of this offering to grow the business of its subsidiary Royal Wolf in Australia, New Zealand or other markets or to grow the business of Pac-Van in the United States or other markets, in each case through a variety of means which could include repayment of amounts outstanding under a senior secured loan facility or subordinated debt, investment in lease fleet or sales inventory, the completion of additional acquisitions or use of such funds for general corporate purposes.

In connection with the Offering, the Company and the Investors entered into a Registration Rights Agreement under which the Company agreed to register for public trading the Series A Preferred Stock no later than February 13, 2010.  The form of Registration Rights Agreement is filed as Exhibit 10.2 and incorporated by reference herein.

The Company did not pay any commissions in connection with the sale of Series A Preferred Stock in the First Closing.

The Series A Preferred Stock sold offering in the Offering has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Based on the representations made in the transaction documents, the Company believes that the purchasers of Series A Preferred Stock are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any the Company’s securities, nor will there be any sale of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

ITEM 8.01 OTHER EVENTS

On February 13, 2009 we issued a press release revising our guidance for fiscal year 2009.

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Form of Series A Preferred Stock Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release dated February 13, 2009

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: February 13, 2009	By:	/s/ Christopher A. Wilson
General Counsel, Vice President & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Form of Series A Preferred Stock Purchase Agreement

10.2	Form of Registration Rights Agreement

99.1	Press Release dated February 13, 2009